Exhibit 99.2

Phase 3 VERIFY Study Topline Results March 3, 2025 Dinesh V. Patel, Ph.D. Director, President, and CEO Arturo Molina, M.D., M.S. Chief Medical Officer Protagonist Therapeutics, Inc. Newark, CA 1

Forward-looking Statements

This presentation and the accompanying oral presentation contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the potential benefits of rusfertide, timing of rusfertide clinical trial data publication and regulatory submissions, our expectations our future results of operations and financial position, business strategy, product candidates, capital resources, potential markets for our product candidates, our plans and expectations related to the impact on our business or product candidates of actions or determinations of the U.S. Food and Drug Administration ("FDA"), our collaboration with Johnson & Johnson Innovation, Inc. ("JNJ"), our collaboration with Takeda, our IL-17 and other discovery and pre-clinical programs including expectations regarding announcements related to those programs, our potential receipt of milestone payments and royalties under our collaboration agreements with JNJ and Takeda, and the timing of icotrokinra (JNJ-2113, formerly PN-235) and rusfertide clinical results, Janssen's development plan for icotrokinra, and the potential market opportunity for rusfertide and icotrokinra, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potentially," "predict," "should," "will," or the negative of these terms or other similar expressions.

The forward-looking statements made in this presentation involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those discussed in Protagonist's filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings and in the documents incorporated by reference therein. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the FDA. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Protagonist or any director, employee, agent or advisor of Protagonist. This presentation does not purport to be all inclusive or to contain all the information you may desire.

Protagonist Therapeutics
2

A Peptide Therapeutics Company

Two Late-Stage Assets with Potential for NDA Filings in 2025

- Biologically and commercially validated targets
  - Immunology & inflammation, hematology, and metabolic diseases
- Protagonist peptides offer strong differentiation vs existing therapies


Peptide Technology Platform
Potency
1 Computational
Vectrix, Clusters
Vectrix
Clusters
2 Phage Libraries
Hits
3 Peptide Chemistry
SAR, Leads
Stability
4 Oral Stability
Peptidomimetics
GI Assays
5 GI-Restricted
Targeted GI absorption & delivery
3 Systemic Availability
Formulation
SAR, Transport
Products
Oral Peptide
Agonist
Anti-Obesity
Oral Hepcidin
Program
Hematology
PN-881
Oral
IL-17 Antagonist
DC**
Icotrokinra
Oral IL-23r Antagonist
Psoriasis*, Ph3
Johnson&Johnson
Innovative Medicine
Rusfertide
SC Weekly Hepcidin Mimetic
PV, Ph3
Takeda
Discovery → DC**
IND-Enabling → Ph 1
Ph 3 → NDA

* Also in development for ulcerative colitis and psoriatic arthritis
** DC = development candidate

Protagonist Therapeutics

3

4 • PV is a rare myeloproliferative neoplasm characterized by excessive production of red blood cells 1 – Elevated hematocrit ( Hct ) >45% 2 – Primary treatment goal is to maintain Hct <45% 3,4 Polycythemia Vera (PV) Rusfertide Clinical Development Program Key Milestones Phase 3 Phase 2 Phase 1 DISC/Pre - Clinical PACIFIC Ph 2, Elevated Hct (>48%), n=20 REVIVE Ph 2, n=70 RUSFERTIDE Hepcidin Mimetic • Topline 32 - Wk Primary EP results • Study completed • Completed Polycythemia Vera (PV) VERIFY Ph 3, n=293 HEMATOLOGY THRIVE LTE, n=46 • Ongoing; for REVIVE patients in OLE Rusfertide has Orphan Drug designation and Fast Track status for PV 1. NORD Rare Disease Database, Polycythemia Vera. https://rarediseases.org/rare - diseases/polycythemia - vera/ 2. Spivak JL. Ann Hematol 2018; 19(2):1 - 14 3. Marchioli R, et al. N Engl J Med 2013; 368:22 - 33 4. Barbui, T, et al. Leukemia 2018;32;1057 - 69 ✓

Phase 3 VERIFY Study – Primary Efficacy and Safety Analysis 5 Positive study results: – Efficacy ✓ – Symptoms ✓ – Safety ✓

Phase 3 VERIFY Study is a Global Trial 6 Europe Austria, Belgium, Czechia, France, Germany, Hungary, Italy, Netherlands, Poland, Spain, UK Turkey Chil e Canada United States Mexico Hong Kong Australia Israel 293 patients randomized in VERIFY across 19 countries

7 Rusfertide Phase 3 VERIFY Study Primary endpoint: 3 Wks 20 - 32 1. Clinical Response rusfertide vs placebo Key 2 ƒ endpoints: Wks 0 - 32 1. Average number of PHLs 4 2. Proportion of patients with Hct <45% 3. Average PROMIS Fatigue SF - 8a Score 5 4. Average MFSAF Total Symptom Score 6 * Ongoing therapy could include therapeutic phlebotomy and/or cytoreductive therapy. 1. ClinicalTrials.gov. NCT05210790 . https://clinicaltrials.gov/ct2/show/ NCT05210790 ; 2. ASCO’24: Bankar A, et al. VERIFY: A randomized controlled phase 3 study of the hepcidin mimetic rusfertide (PTG - 300) in patients with polycythemia vera (PV). J Clin Oncol;2024;42;16_suppl. TPS6592. 3. US primary endpoint 4. EU primary endpoint 5. Garcia SF, et al. J Clin Oncol . 2007;25:5106 - 12; Cella D, et al. J Clin Epidemiol . 2016;73:128 - 34 6. Mesa RA, et al. Leuk Res . 2009;33:1199 - 203; Gwaltney C, et al. Leuk Res . 2017;59:26 - 31 Inclusion Criteria ≥3 PHL ( 28 wks prior) OR ≥5 PHL ( 1 year prior) N = 293 1:1 randomization Part 1B: Open - Label 1, 2 Durability of Response (Wks 32 - 52) Placebo + ongoing therapy* Part 1A: Double - Blind 1, 2 Rusfertide + ongoing therapy* Rusfertide + ongoing therapy* Dose titration Wks 0 - 20 1 ƒ endpoint Wks 20 - 32 Clinical Study Design and Topline Results

8 The primary endpoint was met – Significantly higher proportion of clinical responders 1 among rusfertide - treated PV patients ( 77% ) compared to those who received placebo ( 33% ) during weeks 20 - 32; p<0.0001 VERIFY : Primary Efficacy Endpoint — Response Rate 1 Definition of “clinical response”: • completed weeks 0 - 32 of the study • was not phlebotomy eligible during weeks 20 - 32 • did not receive a phlebotomy during weeks 20 - 32 Responders (Week 20 through Week 32) 0 20 40 60 80 P e r c e n t o f P a t i e n t s W i t h R e s p o n s e Placebo (N=146) Rusfertide (N=147) 32.9% 76.9% Phlebotomy Eligibility (Week 20 through Week 32)

• The first key secondary endpoint (pre - specified primary endpoint for European regulatory agencies) was also met • Mean number of phlebotomies per patient in the rusfertide arm was 0.5, compared to 1.8 phlebotomies in the placebo arm during weeks 0 - 32; p<0.0001 VERIFY : Key Secondary Endpoint #1 — Phlebotomy Rate 9 % of Patients Who Received No Phlebotomies From Baseline through Week 32 0 20 40 60 80 P e r c e n t o f P a t i e n t s Placebo (N=146) Rusfertide (N=147) 21.9% 72.8% Mean Number of Phlebotomies: Baseline through Week 32

VERIFY: Other Key Secondary Endpoints Also Achieved Statistical Significance

- Hematocrit control[1]
- Patient-reported outcome: PROMIS Fatigue SF-8a[2]
- Patient-reported outcome: MFSAF TSS-7[3]

[1] Proportion of patients with hematocrit <45%
[2] Mean change from baseline to week 32 using PROMIS Fatigue SF-8a, a questionnaire that measures patient-reported fatigue symptoms and their impact on daily life
[3] Mean change from baseline to week 32 using MFSAF TSS-7 version 4.0, a questionnaire that measures patient reporting of seven key symptoms related to myelofibrosis (many of which are common among PV patients as well), including night sweats, pruritus (itching), abdominal discomfort, pain under ribs on left side, fatigue, early satiety (feeling of fullness) and bone pain

Protagonist Therapeutics
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VERIFY: Overall Summary of Adverse Events (Weeks 0 - 32) 11 • Rusfertide was generally well tolerated • Safety data were in line with other rusfertide clinical studies; no new safety findings were observed • Majority of adverse events were grade 1 - 2 injection site reactions • All serious adverse events reported were deemed to be not drug - related • N o evidence of increased risk of cancer in rusfertide - treated patients compared to placebo

12 • Study met primary endpoint with a significantly higher proportion of clinical responders on rusfertide compared to placebo during weeks 20 - 32 (p<0.0001) • Study met all four key secondary endpoints (weeks 0 - 32) – Phlebotomy rate - EU primary endpoint (p<0.0001) – Hematocrit control – Patient - reported outcomes of PROMIS Fatigue and MFSAF TSS - 7 • Safety profile consistent with previous rusfertide studies, with no new safety signals VERIFY: Primary Efficacy and Safety Analysis Conclusions

2H 2025 Q2 2025 Q1 2025 2024 □ NDA filing 4 □ PV day 1 □ Topline results 2 □ New Engl J Med, 2024; 390:723 - 35, REVIVE Ph2 □ Ph3 VERIFY enrollment completion Icotrokinra Expected Clinical Trial Initiations, Data Readouts and Development Candidate Nominations Major Upcoming Catalysts in 2025 13 Discovery Rusfertide □ Ph1 initiation 4 3. Oral Hepcidin DC 4 2. Oral Obesity DC 3 1. PN - 881 ✓ Oral IL - 17 Antagonist Development Candidate (DC) □ NDA filing 4 □ Medical Conferences □ Ph2b UC ANTHEM 2 □ Ph3 PsA Initiation ✓ □ Ph3 PsO ADVANCE 1 3 □ Ph3 PsO ADVANCE 2 3 □ Ph3 PP/EP study 3 □ New Engl J Med, 2024; 390:510 - 21, FRONTIER 1 Ph2 results □ Ph3 PsO LEAD ✓ □ Ph3 PsO TOTAL ✓ 1. February 6, 2025 2. March 2025 3. Q2 2025 4. Q4 2025 ✓ ✓